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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       JANUARY 27, 2006 (JANUARY 27, 2006)

                                MICROISLET, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

            Nevada                                          88-0408274
            ------                                          ----------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
        Incorporation)

                                    001-32202
                                    ---------
                            (Commission File Number)

     6370 Nancy Ridge Drive, Suite 112                           92121
          San Diego, California                                 --------
----------------------------------------                        Zip Code
(Address of Principal Executive Offices)

                                 (858) 657-0287
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On January 27, 2006, the SEC declared effective Post-Effective Amendment No. 3 to Form S-2 (File No. 333-116033) which we filed with the SEC on November 23, 2005. Post-Effective Amendment No. 3 was filed to update the information contained in the prospectus included in the resale registration statement on Form S-2 we filed in May 2004. We filed this registration statement to register the resale of shares of common stock issued pursuant to securities purchase agreements entered into in March 2004 with selected accredited investors, and shares that have or may be issued upon the exercise of warrants granted in connection with that financing. The registration statement also registers shares held by other investors and service providers pursuant to other registration obligations or agreements with those persons. Our company will not receive any proceeds from sales of common stock by the selling stockholders, but may receive proceeds upon the exercise of warrants held by the selling stockholders.

We are obliged to file a separate registration statement covering the resale of shares of common stock we sold in December 2005 to selected accredited investors and shares subject to warrants we granted to these investors. This registration statement will also register shares held by other persons pursuant to other registration obligations or agreements with those persons. This registration statement has not yet been filed.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 27, 2006                    MICROISLET, INC.


                                             By: /s/ Kevin A. Hainley
                                                 -------------------------------
                                                 Kevin A. Hainley
                                                 Interim Chief Financial Officer